Advances to Joint Venture Partner	6 Months Ended
Jun. 30, 2011
Advances to Joint Venture Partner [Abstract]
Advances to Joint Venture Partner
7.	Advances to Joint Venture Partner
Advances to joint venture partner of $10.2 million as at June 30, 2011 and December 31, 2010 are non-interest bearing and unsecured. The Partnership did not recognize any interest income from the advances during the three and six months ended June 30, 2011 and 2010.